UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2020, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC (“EPO”) completed the public offering of $250 million principal amount of EPO’s 2.800% senior notes due 2030 (the “Reopened Senior Notes AAA”) and $1.0 billion principal amount of EPO’s 3.200% senior notes due 2052 (the “Senior Notes DDD” and, together with the Reopened Senior Notes AAA, the “Notes”). The Reopened Senior Notes AAA represent a re-opening of an outstanding series of EPO’s senior notes. EPO originally issued $1.0 billion principal amount of Senior Notes AAA on January 15, 2020. The Reopened Senior Notes AAA form a single series with the original notes of that series, trade under the same CUSIP number, and have the same terms as to status, redemption or otherwise as the original notes of that series. Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and, together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-230066 and 333-230066-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated July 30, 2020, relating to the Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on July 31, 2020, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated March 5, 2019, the “Prospectus”).

The Securities were issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (the “Original Indenture”), as amended and supplemented by (i) the Tenth Supplemental Indenture thereto, dated as of June 30, 2007, providing for EPO as successor issuer (the “Tenth Supplemental Indenture”) and (ii), in the case of the Reopened Senior Notes AAA, the Thirty-Fourth Supplemental Indenture thereto, dated as of January 15, 2020 (the “Thirty-Fourth Supplemental Indenture”), or, in the case of the Senior Notes DDD, the Thirty-Fifth Supplemental Indenture thereto, dated as of August 7, 2020 (the “Thirty-Fifth Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Thirty-Fourth Supplemental Indenture, the “Supplemental Indentures”).

Interest will accrue at a rate of 2.800% per annum for the Reopened Senior Notes AAA from July 31, 2020 (the most recent interest payment date for the original notes of that series). In the case of the Senior Notes DDD, interest will accrue at a rate of 3.200% per annum from August 7, 2020. Interest on the Reopened Senior Notes AAA is payable on January 31 and July 31 of each year, with the next interest payment being due on January 31, 2021. Interest on the Senior Notes DDD is payable on February 15 and August 15 of each year, commencing February 15, 2021. The Reopened Senior Notes AAA mature on January 31, 2030 and the Senior Notes DDD mature on February 15, 2052. The Notes also provide that at any time prior to October 31, 2029 (three months prior to their maturity date) for the Reopened Senior Notes AAA (the “Reopened Senior Notes AAA Par Call Date”) and prior to August 15, 2051 (six months prior to their maturity date) for the Senior Notes DDD (the “Senior Notes DDD Par Call Date”), EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. In the case of the Reopened Senior Notes AAA and the Senior Notes DDD, the make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on the Reopened Senior Notes AAA Par Call Date for the Reopened Senior Notes AAA or the Senior Notes DDD Par Call Date for the Senior Notes DDD. At any time on or after the Reopened Senior Notes AAA Par Call Date for the Reopened Senior Notes AAA or the Senior Notes DDD Par Call Date for the Senior Notes DDD, EPO may redeem some or all of such Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities, the Original Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on August 3, 2020. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; the Thirty-Fourth Supplemental Indenture, which is filed as Exhibit 4.3 hereto, and the Thirty-Fifth Supplemental Indenture, which is filed as Exhibit 4.4 hereto, each of which are incorporated by reference herein.

Item 8.01	Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Fourth Supplemental Indenture, dated as of January 15, 2020, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed January 15, 2020).

4.4	Thirty-Fifth Supplemental Indenture, dated as of August 7, 2020, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Forms of Notes (included in Exhibit 4.3 and Exhibit 4.4 above).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Description of the Notes and Description of Debt Securities (incorporated by reference to Exhibit 99.1 to Form 8-K filed August 3, 2020).

104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: August 7, 2020	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President – Accounting, Risk Control and Information Technology of the General Partner

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer of the General Partner

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